EXHIBIT 10.10

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SENIOR
DEED OF TRUST (WITH SECURITY AGREEMENT,
ASSIGNMENT OF RENTS, AND FINANCING STATEMENT)

THE STATE OF TEXAS	§
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ECTOR	§

THIS SENIOR DEED OF TRUST (WITH SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT) (as the same may from time to time be extended, renewed or modified, this “Deed of Trust”), made as of this 31st day of October, 2007, by FORSTER TOOL & SUPPLY, INC., a Nevada corporation, whose address is 2425 Fountainview Drive, Suite 305, Houston, Texas 77057 (hereinafter called “Grantor”, whether one or more), to ROXANNE CORT, whose address is 2425 Fountainview Drive, Suite 305, Houston, Texas 77057 as Trustee, and all substitute trustees hereunder (all of whom are hereinafter called “Trustee”), for the benefit of FIRST SECURITY BANK (hereinafter called “Beneficiary”), whose address is 314 N. Spring, Searcy, Arkansas 72143, Attn: Frank Faust, Senior Vice President, solely in its capacity as trustee and collateral agent under and pursuant to that certain Senior Note Indenture dated of even date hereof by and between FORSTER DRILLING CORPORATION, a Nevada corporation, whose address is 2425 Fountainview Drive, Suite 305, Houston, Texas 77057 (hereinafter called “Obligor”) and Beneficiary (said Senior Note Indenture, together with any supplements or amendments thereto and any renewals, extensions, or replacements thereof, is hereinafter referred to as the “Indenture”).

WITNESSETH:

WHEREAS, the Indenture requires, among other things, that Grantor shall have executed and delivered to Beneficiary this Deed of Trust to secure Obligor’s obligations to Beneficiary and the holders of the notes to be issued under the Indenture in the collective amount of $4,805,000.00 (individually, a “Note”, and collectively, the “Notes”) in the manner set forth herein; and

WHEREAS, Obligor and Beneficiary, together with BANK OF THE OZARKS, have entered into an Intercreditor Agreement (the “Intercreditor Agreement”) of even date herewith and all provisions herein are subject to such Intercreditor Agreement.

NOW, THEREFORE, for and in consideration of the indebtedness described herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged and confessed, and for the benefits conferred to Grantor directly or indirectly, the undersigned Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, IN TRUST, unto ROXANNE CORT, as Trustee, all and singular the property hereinafter described, situated in the County of Ector and the State of Texas, to-wit:

Lots Four (4) through Nine (9), inclusive, Block One (1), Southeast Industrial Sites, an Addition to the City of Odessa, Ector County, Texas according to the map or plat thereof of record in Volume 3, Page 109, Plat Records, Ector County, Texas;

together with (a) all rights, title, interests, estates, reversions and remainders owned and to be owned by Grantor in and to the above described premises and in and to the properties covered hereby and all lands owned or to be owned by Grantor next or adjacent to any land herein described or herein mentioned; (b) all buildings and improvements now or hereafter located on the lands described or mentioned; (c) all rights, titles and interests now owned or hereafter acquired by Grantor in and to all easements, streets and rights-of-way of every kind and nature adjoining the said lands, and all public or private utility connections thereto, and all appurtenances, servitudes, rights, ways, privileges and prescriptions thereunto; (d) all fixtures that are now owned or hereafter acquired by Grantor and now or hereafter affixed to, or located on, the above described real estate and used or usable for any present or future operation of any building or buildings now or hereafter located on said lands; (e) all permits, licenses, franchises, certificates, utility commitments and/or reservations, wastewater capacity reservations and other rights and privileges obtained in connection with the property described herein; (f) all rights, titles and interests of Grantor in and to all timber to be cut, or crops to be harvested, from the real estate covered hereby and all minerals in, under, and upon, produced and to be produced from said real estate; and without limitation of the foregoing, any and all rights, rents, revenues, benefits, leases, contracts, accounts, general intangibles, money, instruments, documents, tenements, hereditaments and appurtenances now or hereafter owned by Grantor and appertaining to, generated from, arising out of or belonging to the above-described properties or any part thereof (all of the aforesaid being hereinafter sometimes called the “Mortgaged Property”).

TO HAVE AND TO HOLD the Mortgaged Property unto Trustee and Trustee’s assigns, forever, and Grantor does hereby bind Grantor, its respective heirs, legal representatives, successors and assigns, to warrant and forever defend the Mortgaged Property unto Trustee, Trustee’s successors and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof.

This conveyance is made in trust, however, to secure and enforce the payment and performance of the “Secured Obligations”, as hereinafter defined. “Secured Obligations” shall mean, collectively, (a) all liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally, whether for the payment of money and, if for the payment of money, whether for principal, interest, premium, fees, expenses or otherwise) now existing or hereafter incurred of Obligor to Beneficiary or the holders of Notes under the Notes, this Deed of Trust, that certain Subordinated Deed of Trust dated of even date by and between Obligor, Grantor and Beneficiary, as the same may be amended, modified or supplemented from time to time, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (b) all other liabilities, obligations and indebtedness (whether actual or contingent, whether owed jointly or severally, whether for the payment of money and, if for the payment of money, whether for principal, interest, premium, fees, expenses or otherwise) of Obligor, Grantor or any of their subsidiaries to Beneficiary or the holders of Notes now existing or hereafter incurred, whether under other financing arrangements whether related to the Notes, whether contemplated by Beneficiary or the holders of Notes or Obligor or Grantor at the date hereof and whether direct, indirect, matured or contingent, joint or several, or otherwise, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part, (c) all costs and expenses (including, without limitation, to the extent permitted by law, reasonable attorneys’ fees and other legal expenses) incurred by Beneficiary in the enforcement and collection of any of the liabilities, obligations or indebtedness referred to in clause (a) or (b) above, and (d) all payments and advances made by Beneficiary for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to any lien granted pursuant to the Indenture or pursuant to any agreement, instrument or note relating to any of the Secured Obligations (including, without limitation, advances for taxes, insurance, storage, transportation, repairs and the like).

This Deed of Trust shall secure, in addition to the Secured Obligations, all funds hereafter advanced by Beneficiary to or for the benefit of Grantor or Obligor, as contemplated by any covenant or provision herein contained or for any other purpose, whatever kind or character, owing or which may hereafter become owing by Grantor or Obligor to Beneficiary, it being contemplated that Grantor or Obligor may hereafter become indebted to Beneficiary in further sum or sums (all of the aforesaid, including all Secured Obligations, being hereinafter sometimes called “the Indebtedness”). This Deed of Trust shall also secure all renewals, rearrangements, extensions and enlargements of any of the Indebtedness.

FOR TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor has GRANTED, BARGAINED, SOLD, ASSIGNED and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, ASSIGN and CONVEY absolutely unto Beneficiary, any and all rents, revenues, income, proceeds, profits, security and other benefits paid or payable by parties for the use, lease, license, operation or other enjoyment of the Mortgaged Property (herein collectively called “Rents”), subject only to the hereinafter described license, TO HAVE AND TO HOLD unto Beneficiary forever, and Grantor does hereby bind Grantor, its respective heirs, legal representatives, successors and assigns to warrant and forever defend the title to the Rents unto Beneficiary against every person whomsoever lawfully claiming or to claim the same, or any part thereof. Grantor represents and warrants that Grantor has not previously assigned or pledged, and will not hereafter assign or pledge, all or any portion of the Rents. Beneficiary hereby grants Grantor a limited license to exercise and enjoy all incidences of ownership of the Rents, including without limitation the right to collect, demand, sue for, attach, levy; recover and receive the Rents Grantor hereby agrees to receive all Rents and hold the same as a trust fund to be applied first to the payment of the Note, second to the payment of all taxes, insurance premiums, utility expenses of the Mortgaged Property, as same become due, and finally, Grantor may use the balance of the Rents collected in any manner not inconsistent with this Deed of Trust. So long as the license is in effect, Grantor (a) shall comply with its obligations under all leases of all or portions of the Mortgaged Property, (b) shall maintain each of such leases in full force and effect during the term thereof, (c) shall, upon Beneficiary’s request, deliver to each tenant under such leases a notice of this assignment of Rents in a form acceptable to Beneficiary, (d) shall deliver Beneficiary true and correct copies of such leases, and (e) shall not anticipate or collect any Rents more than thirty (30) days in advance of the time when the same become due under the terms of the leases.

Upon the occurrence and continuation of an Event of Default, the hereinabove described license shall immediately terminate without any action being required of Beneficiary, and any and all tenants are hereby authorized by Grantor, upon written notice to such tenants by Beneficiary, to make future payments of Rents to Beneficiary without further consent of Grantor. Thereafter, Beneficiary shall have the exclusive right, power and authority to collect the Rents, regardless of whether a foreclosure sale of the remainder of the Mortgaged Property has occurred under this Deed of Trust, or whether Beneficiary has taken possession of the remainder of the Mortgaged Property or attempted to do any of the same.

Neither the acceptance by Beneficiary of this assignment of Rents, nor the granting of any other right, power, privilege or authority herein concerning the Rents, nor the exercise of any of the aforesaid, shall (a) prior to the actual taking of physical possession and operational control of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary as a “mortgagee in possession”, or (b) at any time thereafter, obligate Beneficiary (i) to appear in or defend any action or proceeding relating to the Rents or the remainder of the Mortgaged Property, (ii) to take any action hereunder, (iii) to expend any money or incur any expenses or perform or discharge any obligation, duty or liability with respect to any lease, (iv) to assume any obligation or responsibility for any deposits which are not physically delivered to Beneficiary, or (v) for any injury or damage to person or property sustained in or about the Mortgaged Property.

Upon the payment in full of the Indebtedness secured by this Deed of Trust, Beneficiary agrees to re-assign the Rents to Grantor.

In order to better secure payment of the Indebtedness, and to secure performance of Grantor’ covenants and agreements set forth herein, Grantor does hereby jointly and severally covenant and agree with Beneficiary and with Trustee and represent and warrant to Beneficiary and Trustee as follows:

1.  Title of Grantor; Legal Existence; Compliance with Laws. Grantor represents and warrants that it has good and indefeasible title in fee simple to the above described land and the improvements thereon, that the Mortgaged Property is free from encumbrance superior to the liens and security interests hereby created, unless otherwise herein provided, and that Grantor has full right and authority to make this conveyance. Grantor agrees to maintain and preserve its legal existence and all related rights, franchises and privileges. Grantor shall at all times comply with and perform all obligations under any applicable laws, statutes, regulations or ordinances relating to the Mortgaged Property and Grantor’s use and operation thereof, to the Grantor’s knowledge. Grantor will defend, at their own cost and expense, indemnify and hold Beneficiary harmless from and against, any action, proceeding, claim, liability or damages arising from, in connection with, or in any way affecting or related to, the Mortgaged Property or any breach, default or noncompliance with any legal requirement (including, without limitation, any applicable laws pertaining to health or the environment), and all costs and expenses incurred by Beneficiary in protecting its interest hereunder or defending itself in such an event (including all court costs and attorneys’ fees) shall be borne by Grantor.

2.  Insurance. Grantor shall keep all buildings and other property covered by this Deed of Trust insured against fire and lightning with extended coverage and against such other risks as Beneficiary may require, all in amounts approved by Beneficiary not exceeding 100% of the full insurable value, such insurance to be written in form and with companies approved by Beneficiary, with loss made payable to Beneficiary pursuant to the Texas Standard Mortgagee Clause, without contribution, and shall deliver the policies of insurance to Beneficiary promptly as issued. Such policies shall provide, by way of riders, endorsements or otherwise, that the insurance provided thereby shall not be terminated, reduced or otherwise limited regardless of any breach of the representations and agreements set forth therein, and that no such policy shall be cancelled, endorsed or amended to any extent unless the issuer thereof shall have first given Beneficiary at least thirty (30) days’ prior written notice. If Grantor fails to furnish such policies, Beneficiary, at its option, may procure such insurance at Grantor’s expense. All renewal and substitute policies of insurance shall be delivered to Beneficiary, premiums paid, at least ten (10) days before termination of the insurance protection replaced by such renewal or substituted policies. In case of loss, Beneficiary, at its option, shall be entitled to receive and retain the proceeds of the insurance policies, applying the same toward payment of the Indebtedness as Beneficiary shall see fit, or at Beneficiary’s option, Beneficiary may pay the same over wholly or in part to Grantor for the repair of said building or buildings or for the erection of a new building or buildings in their place, or for any other purposes satisfactory to Beneficiary, but Beneficiary shall not be obligated to see to the proper application of any amount paid over to Grantor. If Beneficiary elects to allow payment of all or part of such proceeds to Grantor, such payments shall be disbursed on such terms and subject to such conditions as Beneficiary may specify. Grantor agrees that regardless of whether any insurance proceeds payable to it are sufficient to pay the costs of repair and restoration of the Mortgaged Property, it shall promptly commence and carry out the repair, replacement, restoration and rebuilding of any and all of the Mortgaged Property damaged or destroyed by fire or other casualty so as to return same, to the extent practicable, to its condition immediately prior to such damage to or destruction thereof. Grantor shall not permit or carry on any activities within or relating to the Mortgaged Property that are prohibited by the terms of any insurance policy covering any part of the Mortgaged Property or which permit cancellation of, or any increase in, the premium payable for any insurance policy covering any part of the Mortgaged Property. In the event of a foreclosure of this Deed of Trust, the purchaser of the Mortgaged Property shall succeed to all of the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Beneficiary pursuant to the provisions of this Deed of Trust. Regardless of the types or amounts of insurance required and approved by Beneficiary, Grantor shall assign and deliver to, and do hereby assign to, Beneficiary all policies of insurance that insure against any loss or damage to the Mortgaged Property, as collateral and further security for the payment of the Indebtedness. Grantor shall also obtain and maintain in force and effect such liability and other insurance policies and protection as Beneficiary may from time to time specify.

3. Taxes and Assessments. Grantor shall pay all taxes and assessments against the Mortgaged Property, including, without limitation, all taxes in lieu of ad valorem taxes, as the same become due and payable, unless such failure to pay is the result of a legitimate contest of such tax levy or imposition by Grantor, and such contest does not impair the security of Beneficiary under this Deed of Trust. Grantor shall provide Beneficiary with copies of paid tax receipts or other satisfactory evidence showing that all taxes and assessments against the Mortgaged Property have been paid in full at least fifteen (15) days prior to the date such taxes or other assessments are delinquent. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or any part thereof, Grantor shall immediately pay all such taxes.

4. Assignment of Condemnation Proceeds. Immediately upon their obtaining knowledge of the institution or threatened institution of any proceeding for the condemnation of the Mortgaged Property or any portion thereof, Grantor shall notify Beneficiary of such fact. All judgments, decrees and awards or payment for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof, including interest thereon, are hereby assigned in their entirety to Beneficiary, who shall apply the same first to reimbursement of all costs and expenses incurred by Beneficiary in connection with such condemnation proceeding and the balance shall be applied to the Indebtedness in such manner as it may elect; and Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. If Beneficiary elects to allow a portion of the proceeds of any condemnation proceeding to be paid to Grantor for use in rebuilding, restoring or repairing the Mortgaged Property, then the disbursement of such proceeds shall be on such terms and subject to such conditions as Beneficiary may specify. Grantor shall promptly notify Beneficiary of the institution or threatened institution of any proceeding for the condemnation of any of the Mortgaged Property. Beneficiary shall have the right to participate in any such condemnation proceeding.

5. Defense of Title. If, while this trust is in force, the title to the Mortgaged Property, or any part thereof, shall be endangered or shall be attacked directly or indirectly, Grantor hereby authorizes Beneficiary, at Grantor’s expense, to take all necessary and proper steps for the defense of said title, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title.

6. Costs and Expenses. All reasonable costs and expenses incurred in performing and complying with Grantor’s covenants set forth herein shall be borne solely by Grantor. If Grantor shall fail, refuse or neglect to make any payment or perform any act required herein, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to rent the Mortgaged Property for such purpose and to take all such actions and expend such sums thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate. Grantor shall pay or reimburse Beneficiary against any and all such expenses and costs. To the extent not prohibited by applicable law, Grantor will pay all costs and expenses and reimburse Beneficiary for any and all expenditures of every character incurred or expended from time to time, regardless of whether or not a default shall have occurred hereunder, in connection with Beneficiary’s evaluating, monitoring, administering and protecting the Mortgaged Property, and creating, perfecting and realizing upon Beneficiary’s security interest in and liens on the Mortgaged Property, including, without limitation, all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, fees incident to security interest, lien and other title searches and reports, escrow fees, attorneys’ fees, legal expenses, court costs, auctioneer fees and expenses, other fees and expenses incurred in connection with the liquidation or sale of the Mortgaged Property and all other professional fees. Any amount to be paid hereunder by Grantor to Beneficiary, to the extent not prohibited by applicable law, shall be payable upon demand and shall bear interest from the date of expenditure until paid at the lesser of (i) the rate of interest provided in the Senior Note Indenture for past due installments of principal and/or interest, or (ii) the maximum non-usurious rate of interest from time to time permitted by applicable law (“Highest Lawful Rate”). To the extent that Chapter 303 of the Texas Finance Code and/or Articles 1D.002 and 1D.003 of the Texas Credit Title Code are applicable to the Indebtedness, the “weekly ceiling” specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting greater interest shall apply. Grantor shall indemnify Beneficiary for any expenses incurred by Beneficiary pursuant to this paragraph, and shall indemnify Beneficiary against all losses, expenses, damage, claims and causes of action, incurred or accruing by reason of any acts performed by Beneficiary pursuant to the provisions of this paragraph. To the extent not prohibited by applicable law, the sum of all such costs and expenses incurred by Beneficiary pursuant to this paragraph and not reimbursed by Grantor shall be added to the Indebtedness and thereafter shall form a part of the same; and it shall be secured by this Deed of Trust and by subrogation to all of the rights of the person, corporation or body politic receiving such payment.

7. Maintenance of Property; No Other Liens or Security Interests. Grantor shall keep every part of the Mortgaged Property in first-class condition and presenting a first-class appearance, make promptly all repairs, renewals and replacements necessary to such end, prevent waste to any part of the Mortgaged Property, and do promptly all else necessary to such end; and Grantor shall discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien of mechanics or materialmen therefor to attach to any part of the Mortgaged Property. Grantor shall guard every part of the Mortgaged Property from removal, destruction and damage, and shall not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. No building or other property now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed, without the prior written consent of Beneficiary. Grantor shall not initiate, join in, or consent to any change in any private restrictive covenants, zoning ordinances or other public or private restrictions limiting or defining the uses that may be made of the Mortgaged Property or any part thereof without the prior written consent of Beneficiary. Beneficiary and its agents or representatives shall have access to the Mortgaged Property at all reasonable times in order to inspect same and verify Grantor’s compliance with their duties and obligations under this Deed of Trust. Grantor shall not, without the prior written consent of Beneficiary, grant, convey or otherwise create or permit to be created, any type of mortgage, lien, security interest or other encumbrance on any of the Mortgaged Property, regardless of whether the same shall be inferior and subordinate to the liens and security interests of Beneficiary in and to the Mortgaged Property.

8.  Restrictions on Transfer. Upon a sale or transfer (including a lease for a term of longer than one year), without Beneficiary’s prior written consent, of (i) all or any part of the Mortgaged Property, or any interest (beneficial or otherwise) therein, or (ii) actual or beneficial interests in Grantor (if Grantor is not a natural person but is a corporation, partnership, trust or other legal entity), Beneficiary (pursuant to Paragraph 10 hereof), at Beneficiary’s option, and without demand, presentment for payment, notice of nonpayment, grace, protest, notice of protest, notice of intent to accelerate the Indebtedness, notice of acceleration of the Indebtedness, or any other notice, all of which are expressly waived by Grantor, may declare the entire unpaid principal balance and accrued interest on the Indebtedness secured hereby immediately due and payable, and Beneficiary may invoke any of its remedies hereunder.

9. Grantor’s Successors in Interest. In the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or upon the Indebtedness or waiving the provisions of Paragraph 8 hereof. No sale of the Mortgaged Property and no forbearance on the part of Beneficiary, and no extension of the time for the payment of the Indebtedness given by Beneficiary, shall operate to release, discharge, modify, change or affect, either in whole or in part, any original liability of Grantor, or the liability of the guarantors or sureties of Grantor, or of any other party liable for the payment of the Indebtedness or any part thereof.

10. Event of Default. An “Event of Default” shall have the meaning ascribed to it in the Indenture. An Event of Default under the Indenture shall constitute an event of default under this Deed of Trust.

11. Survival of Covenants and Liens. All of the covenants and agreements of Grantor set forth herein shall survive the execution and delivery of this Deed of Trust and shall continue in force until the Indebtedness is paid in full. Accordingly, if Grantor shall perform faithfully each and all of the covenants and agreements herein contained, and Obligor and Grantor have paid or otherwise satisfied the Secured Obligations and the Indebtedness, then, and then only, this conveyance shall become null and void and shall be released in due form, upon Grantor’s written request and at Grantor’s expense; otherwise, it shall remain in full force and effect. No release of this conveyance or the lien thereof shall be valid unless executed by Beneficiary.

12. Foreclosure and Sale. If an Event of Default occurs and such default continues, Beneficiary may, at Beneficiary’s election and by or through Trustee or otherwise, sell or offer for sale, in one or more sales, all or any part of the Mortgaged Property, in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash (or credit on the indebtedness if Beneficiary is the highest bidder) at public auction. Such sale shall be made at the courthouse door of the County wherein the Mortgaged Property (or any of that portion thereof to be sold) is located, on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m. after giving legally adequate written notice of sale of that portion of the Mortgaged Property to be sold, at least twenty-one (21) consecutive days prior to the date of said sale:

a. by posting at the courthouse door of each county in which the Mortgaged Property (or the portion thereof to be sold) is located, a written notice designating the county in which the Mortgaged Property will be sold;

b. by filing in the office of the county clerk of each county in which the Mortgaged Property (or the portion thereof to be sold) is located, a copy of the notice posted under subparagraph (1); and

c. by serving written notice of the sale by certified mail on each debtor who, according to the records of Beneficiary, is obligated to pay the Indebtedness, such service to be complete and effective when the notice is deposited in the United States mail, postage prepaid and addressed to the debtor at the debtor’s last known address as shown by the records of Beneficiary.

In the alternative, such notice and sale may be accomplished in such manner as permitted or required by Title 5, 51.002 of the Texas Property Code relating to the sale of real property under contract lien and/or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said title and chapter now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. In instances where the Mortgaged Property is located in states other than Texas, such sales shall be made in accordance with the legal requirements therefor for such state, including, to the extent there relevant, the Uniform Commercial Code there in effect. Nothing contained in this Paragraph 12 shall be construed to limit in any way Trustee’s rights to sell the Mortgaged Property by private sale if, and to the extent that, such private sale is permitted under the laws of the state where the Mortgaged Property (or that portion thereof to be sold) is located, or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale (i) whether made under the power herein contained, the aforesaid Title 5, 51.002 of the Texas Property Code, the Texas Business and Commerce Code, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Note (and/or other portion of the Indebtedness with respect to which the sale has been conducted), advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of their right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales. The Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (I) he shall pay the reasonable expense of executing this trust, including a reasonable commission to himself; (ii) after paying such expenses, he shall pay, so far as may be possible, the Indebtedness, discharging first the portion of the Indebtedness arising under the covenants or agreements herein contained; (iii) he shall pay the residue, if any, to Grantor, its respective heirs, legal representatives, successors or assigns.

13. Substitute Trustee. If the herein named Trustee shall die or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the herein named Trustee, Beneficiary shall have full power to appoint, at any time by written instrument, a substitute trustee, and, if necessary, several substitute trustees in succession, who shall succeed to all the estate, rights, powers and duties of Trustee named herein, and no notice of such appointment need to be given to Grantor or to any other person or filed for record in any public office. Such appointment may be executed by any authorized agent of Beneficiary; and if Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor, severally, hereby ratifies and confirms any and all acts that the Trustee, or his successor or successors in this trust, shall lawfully do by virtue hereof.

14. Purchaser’s Right to Disaffirm. The purchaser at any trustee’s or foreclosure sale hereunder may disaffirm any easement granted, or rental or lease contract made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract.

15. Beneficiary as Purchaser. Beneficiary may bid and being the highest bidder therefor, become the purchaser of any and all Mortgaged Property offered for sale at any trustee’s or foreclosure sale hereunder and shall have the right to credit the amount of the bid upon the amount of the Indebtedness owing to Beneficiary, in lieu of cash payment.

16. Recovery of Unmatured Indebtedness. It is agreed that if an Event of Default shall occur and such default continues, the Beneficiary shall have the option to proceed with foreclosure in satisfaction of such default either through the courts or by directing Trustee or his successors in trust to proceed as if under a full foreclosure, conducting the sale as herein provided, and without declaring the whole Indebtedness due, and provided that if a sale is made because of an Event of Default hereunder, including an Event of Default, such sale may be made subject to the unmatured part of the Indebtedness secured by this Deed of Trust; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness, this Deed of Trust shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured portion of the Indebtedness, it being the intention of the parties hereto to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and to sell the security for any other portion of the Indebtedness whether matured at the time or subsequently maturing. It is agreed that an assignee holding any installment or part of any installment of the Indebtedness secured hereby shall have the same powers as are hereby conferred on the holder of the Indebtedness to proceed with foreclosure on a matured installment or installments, and also to request Trustee or Trustee’s successors in trust to sell the Mortgaged Property or any part thereof; but if an assignee forecloses or causes a sale to be made to satisfy any installment, part of an installment, or installments, then the purchaser at such foreclosure or sale shall be made subject to all of the terms and provisions hereof with respect to the unmatured part of the Indebtedness secured hereby owned by the then holder of such Indebtedness.

17. Rights of Beneficiary Upon Default. In the Event of Default, Beneficiary may, at its option, enter upon and take exclusive possession of the Mortgaged Property and thereafter manage, use, lease and otherwise operate same in such manner and by and through such persons, objects or employees as it may deem proper and necessary. Beneficiary shall be likewise entitled to possession of all books and records of Grantor that relate to the Mortgaged Property. The rights of Beneficiary under this paragraph may be enforced through an action for forcible entry and detainer or any other means authorized by law. Any and all rents or other issues or profits received by Beneficiary shall be accounted for in the manner provided for in the opening provisions of this Deed of Trust. Grantor hereby indemnifies and holds Beneficiary harmless from and against any and all liability, loss, cost, damage or expense which Beneficiary may incur under or by reason of this paragraph or for any action taken by Beneficiary hereunder.

18. Election to Discontinue Remedy. In the Beneficiary shall elect to invoke any of the rights or remedies provided for herein, but shall thereafter determine to withdraw or discontinue same for any reason, it shall have the unqualified right to do so, whereupon all parties shall be automatically restored and returned to their respective positions regarding the Indebtedness and this Deed of Trust as shall have existed prior to the invocation of Beneficiary’s rights hereunder, and the rights, powers and remedies of Beneficiary hereunder shall be and remain in full force and effect.

19. Release or Renewal of Liens. Any part of the Mortgaged Property may be released by Beneficiary without affecting the lien, security interest and rights hereof against the remainder. The lien, security interest and rights hereby granted shall not affect or be affected by any other security taken for the Indebtedness or any part thereof. The taking of additional security, or the extension or renewal of the Indebtedness or any part thereof, shall at no time release or impair the lien, security interest and rights granted hereby, or affect the liability of any endorser, guarantor or surety, or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien and security interest on all of the Mortgaged Property not expressly released, until the Indebtedness is completely paid.

20. Waiver of Marshalling and Certain Rights. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets, the administration of estates of decedents, or other matters to defeat, reduce or affect (a) the right of Beneficiary to sell all or any part of the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or (b) the right of Beneficiary to the payment of the Indebtedness out of the proceeds of the sale of all or any part of the Mortgaged Property in preference to every other person and claimant.

21. Waivers. It is expressly agreed that (i) no waiver of any default on the part of Grantor or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time; (ii) any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions herein shall not be deemed to be a waiver of any of the terms and provisions herein, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of this Deed of Trust; (iii) neither Grantor nor any other person now or hereafter obligated for the payment of the whole or any part of the Indebtedness shall be relieved of such obligations by reason of the failure of Beneficiary or Trustee to comply with any request of Grantor, or of any other person so obligated, to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any obligations secured by this Deed of Trust, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, or by reason of the subordination in whole or in part by Beneficiary of the lien, security interest or rights evidenced hereby, or by reason of any agreement or stipulation with any subsequent owner or owners of the Mortgaged Property extending the time of payment or modifying the terms of the Indebtedness or this Deed of Trust without first having obtained the consent of Grantor or such other person, and, in the latter event, Grantor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary; (iv) regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien or security interest on the Mortgaged Property, Beneficiary may release the obligation of anyone at any time liable for any of the Indebtedness or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of the Indebtedness and/or this Deed of Trust without, as to the security or the remainder thereof, in anywise impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest, as security for the payment of the Indebtedness as it may be so extended or modified over any subordinate lien or security interest; (v) the holder of any subordinate lien or security interest shall have no right, and shall not be granted the right, to terminate any lease affecting the Mortgaged Property whether or not such lease be subordinate to this Deed of Trust; and (vi) Beneficiary may resort for the payment of the Indebtedness to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

22. Terminable Tenancy Upon Foreclosure. In the event of a Trustee’s sale hereunder, and, if at the time of such sale, Grantor, or any other party occupies the Mortgaged Property so sold, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer and/or any other legal proceedings shall lie if the tenant holds over after a demand in writing for possession of said property.

23. Application of Payments on Indebtedness. In the event any portion of the Indebtedness is not, for any reason whatsoever, secured by this Deed of Trust on the Mortgaged Property, the full amount of all payments made on the Indebtedness shall first be applied to such unsecured portion of the Indebtedness until the same has been fully paid.

24. Appointment of Receiver. It is agreed that Beneficiary, in any action to foreclose, shall be entitled to the appointment of a receiver of the rents and profits of the Mortgaged Property as a matter of right and without notice, with power to collect the rents, issues and profits of the Mortgaged Property due and coming due during the pendency of such foreclosure suit, without regard to the value of the Mortgaged Property or the solvency of any person or person liable for the payment of the Indebtedness involved in said suit. Grantor, for itself and any subsequent owner or owners, hereby waives any and all defenses to the application for a receiver as above provided, and hereby specifically consent to such appointment without notice; but nothing herein contained is to be construed to deprive Beneficiary of any other right, remedy or privilege it may now have under the law to have a receiver appointed. The provision for the appointment of a receiver of the rents and profits is made an express condition upon which the loan evidenced by the Note is made.

25. Subrogation. To the extent that proceeds of the Indebtedness are used to pay any prior indebtedness secured by an outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Beneficiary at Grantor’s request; and Beneficiary shall be subrogated to any and all rights, powers, equities, liens and security interests owned or granted by any owner or holder of such prior indebtedness, irrespective of whether said security interests, liens charges or encumbrances are released of record.

26. Hazardous Materials. With respect to “Hazardous Materials or Substances” (defined below) in, on, under or about the Mortgaged Property:

a. Grantor shall [a] comply with any and all federal, state or local rule or regulation pertaining to any substance or material currently identified to be toxic or hazardous, including, but not limited to, asbestos, radon, pcb, radioactive substance, methane, volatile hydrocarbons, industrial solvents or any other material or substance which has in the past or could at any time in the future cause or constitute a health, safety or environmental hazard to any person or property (collectively hereinafter referred to as “Environmental Laws”), [b] notify the Beneficiary promptly in the event of any defined spill, discharge, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solids, liquid or gaseous products, or hazardous waste (collectively hereinafter referred to as a “Spill”) upon the Mortgaged Property, and [c] promptly forward to the Beneficiary a copy of any order, notice, permit, application or any other communication or report in connection with any such Spill or any other matter relating to the Environmental Laws as they may affect the Mortgaged Property.

b. Grantor shall indemnify the Beneficiary and hold the Beneficiary harmless from and against any loss, liability, damage or expense, including attorneys’ fees, suffered or incurred by the Beneficiary, whether as assignee pursuant to the Assignment of Rents or as successor in interest in any way to the Grantor as owner, lessor or lessee of the Mortgaged Property by virtue of foreclosure under the Security Documents or acceptance of the Mortgaged Property in lieu of foreclosure [a] under or on account of the Environmental Laws, including the assertion of any lien thereunder; [b] with respect to any Spill or hazardous substance affecting the Mortgaged Property, whether or not the same originates or emanates from such Mortgaged Property or any contiguous real estate, including any loss of value of such Mortgaged Property as a result of a Spill or hazardous substance; and [c] with respect to any other matter affecting such Mortgaged Property within the jurisdiction of any federal, state or municipal official administering the Environmental Laws.

c.  “Hazardous Materials and Substances” shall mean [a] any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; [b] any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 “(42 U.S.C. Section 9601 et seq.) (“CERCLA”), as amended from time to time, and regulations promulgated thereunder; [c] asbestos; [d] polychlorinated biphenyls; [e] underground storage tanks, whether empty, filled or partially filled with any substance, [f] any substance the presence of which on the Mortgaged Property is prohibited by any Environmental Laws; and [g] any other substance which by any Environmental Laws requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment or disposal.

27. Security Agreement.

a. Security Interest. This Deed of Trust shall be a security agreement between Grantor, as the debtor, and Beneficiary as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Texas Uniform Commercial Code (the “Code”), and Grantor grants to Beneficiary a security interest in such portion of the Mortgaged Property. In addition to Beneficiary’s other rights hereunder, Beneficiary shall have all rights of a secured party under the Code. Grantor shall execute and deliver to Beneficiary all financing statements that may be required by Beneficiary to establish and maintain the validity and priority of Beneficiary’s security interest, and Grantor shall bear all costs thereof, including all state and county UCC record searches reasonably required by Beneficiary. If Beneficiary should dispose of any of the Mortgaged Property pursuant to the Code, ten (10) days’ written notice by Beneficiary to Grantor shall be deemed to be reasonable notice; provided, however, Beneficiary may dispose of such property in accordance with the foreclosure procedures of this Deed of Trust in lieu of proceeding under the Code. Beneficiary and Grantor agree that a carbon, photographic or other reproduction of this Deed of Trust is sufficient as a financing statement.

b. Notice of Changes. Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor’s name, identity, or structure, and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary’s security interest with respect to any of the Mortgaged Property described or referred to herein.

c. Fixtures. Some of the items of the Mortgaged Property described herein are goods that are or are to become fixtures related to the land described herein, and it is intended that, as to those goods, this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Property is situated. Information concerning the security interest created by this Deed of Trust may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of the Grantor, as debtor, is as stated above.

28. Beneficiary’s Consent. In any instance hereunder where Beneficiary’s prior approval or consent is required to be obtained by Grantor, or Beneficiary’s judgment is required to be exercised as to any matter, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not, for any reason and to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of either the request or Beneficiary’s judgment.

29. Notices. All notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery on the date after such delivery, (b) if by certified mail, on the seventh business day after the mailing thereof, except as otherwise set forth in Paragraph 12 above when notice is effective upon deposit in the United States mail (c) if by next-day or overnight mail or delivery, on the day delivered, (d) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent provided that a copy is also sent by certified or registered mail. Notice given in any other manner shall be effective only if and when received at the address of the addressee. For purposes of notice, the addresses of the parties shall be as set forth in the opening recitals hereinabove; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the United States by the giving of thirty (30) days’ notice to the other party in the manner set forth hereinabove.

30. Further Documentation. Grantor agrees that Grantor shall execute and deliver such other and further documents and do and perform such other acts as may be reasonably necessary and proper to carry out the intention of the parties as herein expressed and to effect the purposes of this Deed of Trust and the loan transaction referred to herein. Without limitation of the foregoing, Grantor agrees to execute and deliver such documents as may be necessary to cause the liens and security interests granted hereby to cover and apply to any property placed in, on or about the Mortgaged Property in addition to, or as replacement or substitute for any of the Mortgaged Property.

31. Binding on Successors. The covenants herein contained shall inure to the benefit of Beneficiary and Trustee, their heirs, legal representatives, successors and assigns, and shall be binding upon the respective heirs, legal representatives, successors and assigns of Grantor, but nothing in this paragraph shall constitute an authorization for Grantor to sell or in any way dispose of the Mortgaged Property or any part thereof if otherwise prohibited by any of the terms hereof.

32. Definitions. Wherever used in this Deed of Trust, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the words “Deed of Trust” shall mean “this Deed of Trust, Security Agreement and Assignment of Rents and any supplement or supplements hereto”); the word “Grantor” shall mean “Grantor, its respective heirs, legal representatives, successors and assigns, and/or any subsequent owner or owners of the Mortgaged Property”; the word “Beneficiary” shall mean “Beneficiary or any subsequent lawful holder or holders of the Notes described in the Indenture or other Indebtedness secured hereby”; the word “Notes” shall also mean any renewals, extensions, rearrangements and enlargements thereof”; the word “person” shall mean “an individual, corporation, trust, partnership or unincorporated association”; and the pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

33. Oral Waiver. THIS WRITTEN DEED OF TRUST AND OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

34. Incorporation by Reference. The terms and conditions of the Indenture are hereby incorporated by reference into this Deed of Trust. If a conflict exists between the terms and conditions of the Indenture and the terms and conditions of this Deed of Trust, the terms and conditions of the Indenture shall control.

EXECUTED this the 2nd day of January, 2008.

FORSTER TOOL & SUPPLY, INC., a Nevada corporation

By:	/s/ Fred Forster III
Name:	Fred Forster III
Title:	President

EXECUTED this the 2nd day of January, 2008 by the named Obligor to evidenced its acknowledgment and consent to the above Deed of Trust.

FORSTER DRILLING CORPORATION, a Nevada corporation

By:	/s/ Fred Forster III
Name:	Fred Forster III
Title:	President

ACKNOWLEDGMENT

STATE OF TEXAS	§

COUNTY OF ___________	§

This instrument was acknowledged before me on the ____ day of _____________, 2008, by ______________, __________________ of FORSTER TOOL & SUPPLY, INC., a Nevada corporation.

Notary Public in and for the State of Texas

ACKNOWLEDGMENT

STATE OF TEXAS	§

COUNTY OF __________	§

This instrument was acknowledged before me on the ____ day of _____________, 2008, by ______________, __________________ of FORSTER DRILLING CORPORATION, a Nevada corporation.

Notary Public in and for the State of Texas